REVENUESHARES ETF TRUST

REVENUESHARES LARGE CAP FUND
REVENUESHARES MID CAP FUND
REVENUESHARES SMALL CAP FUND
REVENUESHARES FINANCIALS SECTOR FUND
REVENUESHARES ADR FUND
REVENUESHARES NAVELLIER OVERALL A-100 FUND
REVENUESHARES CONSUMER DISCRETIONARY SECTOR FUND
REVENUESHARES CONSUMER STAPLES SECTOR FUND
REVENUESHARES ENERGY SECTOR FUND
REVENUESHARES HEALTH CARE SECTOR FUND
REVENUESHARES INDUSTRIALS SECTOR FUND
REVENUESHARES INFORMATION TECHNOLOGY SECTOR FUND
REVENUESHARES MATERIALS SECTOR FUND
REVENUESHARES UTILITIES SECTOR FUND

Supplement dated March 7, 2013 to the Statement of Additional Information (“SAI”) dated October 29, 2012

1.           Effective immediately, the website of the RevenueShares ETF Trust (the “Trust”) is www.revenueshares.com and the telephone number of the Trust is 1-888-854-8181.  All references to the Trust’s website and telephone number currently in the SAI are hereby superseded.

2.           The Board of Trustees of the Trust has approved the appointment of Jennifer J. Mortimer as Chief Compliance Officer of the Trust.

Therefore, the following replaces the second row of the “Officers” table in the “Management of the Trust” section on page B-12 of the SAI:

Jennifer J. Mortimer(2) 10 High Street Suite 302 Boston, MA 02110 Year of Birth: 1971	Chief Compliance Officer	Since November 2012
Fund Chief Compliance Officer (2012 to present) and Compliance Manager (2011 to 2012), Foreside Compliance Services, LLC; Vice President (2010 to 2011) and Assistant Vice President (2005 to 2010), Wellington Management Company, LLP.

(2)
The Funds’ Chief Compliance Officer may also serve as an officer of other unaffiliated mutual funds and ETFs for which Foreside Fund Services, LLC, the Funds’ distributor (“Foreside” or the “Distributor”), or its affiliates act as distributor or service provider.

In addition, the following sentence replaces the first sentence of the third paragraph under the “Oversight of Risk” sub-section in the “Management of the Trust” section on page B-16 of the SAI:

The Board receives regular compliance reports from Ms. Mortimer, the Trust’s Chief Compliance Officer (“CCO”), and meets regularly with Ms. Mortimer to discuss compliance issues, including the alleviation of compliance-related risks.

3.           The following sentence replaces the fourth sentence of the first paragraph under the “Sub-Adviser” sub-section in the “Investment Advisory, Principal Underwriting and Other Service Arrangements” section on page B-21 of the SAI:

As of June 30, 2012, assets under management at IMS were approximately $839.0 million.

Please retain this Supplement with your SAI for future reference.